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                                                                    Exhibit 23.1




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Employee Stock Purchase Plan of our report dated April 30, 1999, with respect to the consolidated financial statements of Anchor BanCorp Wisconsin Inc. included in its Annual Report (Form 10-K) for the year ended March 31, 1999, filed with the Securities and Exchange Commission.


/s/Ernst & Young LLP
Milwaukee, Wisconsin
June 24, 1999